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EXHIBIT 10.10

June 9, 1999

Doug Rein
11 Pale Dawn Place

The Woodlands, Texas  77381

Doug:

We are excited with the opportunity of your joining the TESSCO team. I believe the opportunity for personal and professional growth in the position of "Senior Vice President, Operations and Fulfillment" to be outstanding, and I am confident we will continue to grow TESSCO in the coming years.

I have summarized the employment arrangements that we have agreed upon:


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
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   ANNUAL BASE SALARY           $ 200,000.00
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   Bonus potential              60 percent of annual base for meeting goal
                                (20 percent unit and personal achievement; 40 percent Company.)
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   Equity Options               50,000
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   Relocation Compensation      $ 70,000.00 lump sum to be paid within 30 days
                                of offer acceptance. This amount will then be covered via a 2-year promissory note as previously discussed. Travel expenses for moving your family and any travel associated with closing on your Texas home will be handled separately via expense reimbursement from TESSCO. Temporary living expenses in Maryland until permanent living arrangements can be made will be covered separately via expense reimbursement from TESSCO. .
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Time Off                        Start with a balance of 1 week annual paid time
                                off and accrue from there starting at a 4-year tenure rate. Add 1 additional week at beginning of your 4th month of employment and 1 additional week at beginning of your 7th month of employment.
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   Severance Agreement          As defined in attachment.
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   TESSCO start date            August 1, 1999
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Doug, I am excited about the opportunities that lie ahead with you at TESSCO.
Once we have "formalized" and signed the above offer, I understand you will then notify your current Company and start the relocation process from your end. I look forward to your response.

Best regards,

/s/ Robert B. Barnhill
Robert B. Barnhill, Jr.
Chairman and CEO